UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2009 (February 20, 2009)

CHINA HEALTHCARE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33269 (Commission File Number)	20-5013347 (IRS Employer Identification No.)

1233 Encino Drive Pasadena, CA (Address of Principal Executive Offices)	91108 (Zip Code)
Registrant’s telephone number, including area code: (626) 568-9924

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
On February 20, 2009, China Healthcare Acquisition Corp. (the “Company”) issued a press release regarding the setting of the record date for determining the public stockholders who are entitled to receive distributions from the Company’s trust fund established in connection with the Company’s initial public offering. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release of China Healthcare Acquisition Corp. dated February 20, 2009 entitled “CHINA HEALTHCARE ACQUISITION ANNOUNCES RECORD DATE FOR TRUST FUND DISTRIBUTION.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTHCARE ACQUISITION CORP.
February 20, 2009	By:	/s/ Alwin Tan
Alwin Tan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of China Healthcare Acquisition Corp. dated February 20, 2009 entitled “CHINA HEALTHCARE ACQUISITION ANNOUNCES RECORD DATE FOR TRUST FUND DISTRIBUTION.”